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                                                                    EXHIBIT 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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The Board of Directors
TSI International Software Ltd.

          We consent to the use of our report incorporated herein by reference from the Company's prospectus filed with the Securities and Exchange Commission on July 2, 1997 and to the references in that prospectus to our firm under the headings "Experts" and "Selected Financial Data".


                                            KPMG PEAT MARWICK LLP


Stamford, Connecticut
October 15, 1997